                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ___________


                                  FORM 8-K/A
              AMENDMENT NO. 1 TO FORM 8-K FILED ON AUGUST 9, 2000

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 2, 2000
           --------------------------------------------------------
               Date of report (Date of earliest event reported)


                            ACT Manufacturing, Inc.
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

        Massachusetts                           0-25560                      04-2777507
--------------------------------         ----------------------      -----------------------------
(State or Other Jurisdiction of         (Commission File Number)          (I.R.S. Employer
 Incorporation or Organization)                                            Identification No.)

                                 2 Cabot Road
                         Hudson, Massachusetts  01749
             ----------------------------------------------------
                   (Address of Principal Executive Offices)


                                (978) 567-4000
              --------------------------------------------------
              Registrant's telephone number, including area code


                        Exhibit Index Located on Page 5
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                                      -2-

     This Current Report on Form 8-K/A is filed by ACT Manufacturing, Inc., a Massachusetts corporation, as an amendment to that certain Current Report on Form 8-K dated August 9, 2000 to include the information required by Item 7.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired.

             The following audited financial statements of GSS Array Technology Public Company Limited ("GSS Array") are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

               Report of the Independent Auditors

               Consolidated Balance Sheets as of November 24, 1999 and 1998

               Consolidated Statements of Operations for the years ended November 24, 1999 and 1998

               Consolidated Statements of Changes in Shareholders' Equity for the years ended November 24, 1999 and 1998

               Consolidated Statements of Retained Earnings for the years ended November 24, 1999 and 1998

               Consolidated Statements of Cash Flows for the years ended November 24, 1999 and 1998

               Notes to the Consolidated Financial Statements

             The following audited financial statements of GSS Array are included as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by this reference:

               Report of the Independent Auditors

               Consolidated Statement of Income and Retained Earnings for the year ended November 24, 1997

               Consolidated Statement of Cash Flows for the year ended November 24, 1997

               Notes to the Consolidated Financial Statements
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                                      -3-

          The following unaudited interim financial statements of GSS Array are included as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by this reference:

               Consolidated Balance Sheet as at May 24, 2000

               Consolidated Statements of Operations for the six-month periods ended May 24, 2000 and 1999

               Consolidated Statements of Changes in Shareholders' Equity for the six-month periods ended May 24, 2000 and 1999

               Consolidated Statements of Retained Earnings for the six-month periods ended May 24, 2000 and 1999

               Consolidated Statements of Cash Flows for the six-month periods ended May 24, 2000 and 1999

               Notes to the Consolidated Interim Financial Statements for the six-month periods ended May 24, 2000 and 1999

     (b) Pro forma financial information.

          The following unaudited pro forma financial information of ACT Manufacturing, Inc. and GSS Array is included as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by this reference:

               Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000

               Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2000

               Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999

               Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

     (c) Exhibits.
         --------

Exhibit No.   Description
-----------   -----------

The Exhibits that are filed with this Current Report on Form 8-K are set forth in the Exhibit Index to this Current Report on Form 8-K.
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                                      -4-

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACT Manufacturing, Inc.


Date: August 17, 2000                By:  /s/ Jeffrey B. Lavin
                                          ---------------------------
                                          Jeffrey B. Lavin
                                          Vice President of Finance,
                                          Chief Financial Officer
                                          and Clerk

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

23.1           Independent Auditors' Consent

99.2           The following audited financial statements of GSS Array:

               Report of the Independent Auditors

               Consolidated Balance Sheets as of November 24, 1999 and 1998

               Consolidated Statements of Operations for the years ended November 24, 1999 and 1998

               Consolidated Statements of Changes in Shareholders' Equity for the years ended November 24, 1999 and 1998

               Consolidated Statements of Retained Earnings for the years ended November 24, 1999 and 1998

               Consolidated Statements of Cash Flows for the years ended November 24, 1999 and 1998

               Notes to the Consolidated Financial Statements

99.3           The following audited financial statements of GSS Array:

               Report of the Independent Auditors

               Consolidated Statement of Income and Retained Earnings for the year ended November 24, 1997

               Consolidated Statement of Cash Flows for the year ended November 24, 1997

               Notes to the Consolidated Financial Statements

99.4           The following unaudited interim financial statements of GSS
               Array:

               Consolidated Balance Sheet as at May 24, 2000

               Consolidated Statements of Operations for the six-month periods ended May 24, 2000 and 1999

               Consolidated Statements of Changes in Shareholders' Equity for the six-month periods ended May 24, 2000 and 1999

               Consolidated Statements of Retained Earnings for the six-month periods ended May 24, 2000 and 1999

               Consolidated Statements of Cash Flows for the six-month periods ended May 24, 2000 and 1999

               Notes to the Consolidated Interim Financial Statements for the six-month periods ended May 24, 2000 and 1999

99.5 The following unaudited pro forma financial information of ACT Manufacturing, Inc. and GSS Array:

               Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000

               Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2000

               Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999

               Notes to the Unaudited Pro Forma Condensed Combined Financial Statements